UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	January 20, 2017

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)
(513) 983-1100
(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On January 20, 2017, The Procter & Gamble Company (the "Company") issued a news release with respect to earnings for the quarter ended December 31, 2016. The Company is furnishing this 8-K pursuant to Item 2.02, "Results of Operations and Financial Condition."

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number	Description
99.1	News Release by The Procter & Gamble Company dated January 20, 2017.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY
By	/s/ SANDRA T. LANE
Sandra T. Lane, Assistant Secretary
January 20, 2017

EXHIBIT(S)
99. News Release by The Procter & Gamble Company dated January 20, 2017.